-----BEGIN PRIVACY-ENHANCED MESSAGE-----
Proc-Type: 2001,MIC-CLEAR
Originator-Name: webmaster@www.sec.gov
Originator-Key-Asymmetric:
 MFgwCgYEVQgBAQICAf8DSgAwRwJAW2sNKK9AVtBzYZmr6aGjlWyK3XmZv3dTINen
 TWSM7vrzLADbmYQaionwg5sDW3P6oaM5D3tdezXMm7z1T+B+twIDAQAB
MIC-Info: RSA-MD5,RSA,
 LEUSdma1RYs+KoxaEsb4vh4i8vx/sk0Y7Eoho+c44OVg2f1RbUBC73BTrZnI7Um9
 dEJSLXkKXROASBw40mOwLQ==

<SEC-DOCUMENT>0001065659-01-500013.txt : 20011022
<SEC-HEADER>0001065659-01-500013.hdr.sgml : 20011022
ACCESSION NUMBER:		0001065659-01-500013
CONFORMED SUBMISSION TYPE:	DEF 14A
PUBLIC DOCUMENT COUNT:		1
CONFORMED PERIOD OF REPORT:	20011019
FILED AS OF DATE:		20011019

FILER:

	COMPANY DATA:
		COMPANY CONFORMED NAME:			REAL ESTATE OPPORTUNITIES INC
		CENTRAL INDEX KEY:			0001065659
		STANDARD INDUSTRIAL CLASSIFICATION:	SERVICES-EDUCATIONAL SERVICES [8200]
		IRS NUMBER:				841461919
		STATE OF INCORPORATION:			CO
		FISCAL YEAR END:			1231

	FILING VALUES:
		FORM TYPE:		DEF 14A
		SEC ACT:		1934 Act
		SEC FILE NUMBER:	000-28759
		FILM NUMBER:	1762176

	BUSINESS ADDRESS:
		STREET 1:		3225 E 2ND AVE
		CITY:			DENVER
		STATE:		CO
		ZIP:			80206
		BUSINESS PHONE:	3033931600

	MAIL ADDRESS:
		STREET 1:		3225 E 2ND AVE
		CITY:			DENVER
		STATE:			CO
		ZIP:			80206

	FORMER COMPANY:
		FORMER CONFORMED NAME:	MONUMENT GALLERIES INC
		DATE OF NAME CHANGE:	19991214
</SEC-HEADER>
<SEQUENCE>1
<FILENAME>reo101901proxy.txt
DEF 14A


PROXY STATEMENT
PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

REAL ESTATE OPPORTUNITIES, INC.
(Name of Registrant as Specified In its Charter)


(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
    11.

(1) Title of each class of securities to which transaction applies: Common Stock; Preferred Stock
(2) Aggregate number of securities to which transaction applies: Common
    Stock: Not Applicable
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable
(4) Proposed maximum aggregate value of transaction: Not Applicable
(5) Total fee paid: None

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: ____________________.
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party: ______________________________.
(4) Date Filed: ________________________________.





DEFINITIVE PROXY
REAL ESTATE OPPORTUNITIES, INC.
3225 East 2nd Avenue
Denver, Colorado 80206
November 2, 2001


To Our Shareholders:

You are cordially invited to attend the Special Meeting of
 Shareholders of REAL ESTATE OPPORTUNITIES, INC. (the "Company") to be held at 10:00 a.m., local time, on Tuesday, December 4, 2001 at our offices, 3225 East 2nd Avenue, Denver, Colorado 80206.

This Special Meeting of Shareholders will also serve as the annual meeting of shareholders for 2001. You will also be asked to consider two important proposals. The first would amend the Company's Articles of Incorporation to change the name of the Company to "PocketSpec Technologies Inc." The second would amend the Company's Articles of Incorporation to authorize an increase in the authorized Common Shares to 50,000,000 shares. We also plan to re-elect four directors of the Company and to approve our auditors.

After careful consideration, your Board of Directors has unanimously recommended approval of the proposed name change, the increase in authorized common shares and the reelection of the three nominees to the Company's Board of Directors.

The accompanying Proxy Statement provides detailed discussion of the proposed name change, the increase in authorized Common Shares, together with information about the background and experience of the Company's current Board of Directors, who have been re-nominated to the Company's Board of Directors.

Whether or not you plan to attend this Special Meeting, please sign, date and return your proxy promptly in the enclosed envelope. If you attend the Special Meeting, you may vote your shares in person even if you have previously submitted a proxy. EVERY VOTE IS IMPORTANT.

Sincerely yours,



/S/ F. JEFFREY KRUPKA
F. Jeffrey Krupka, Chairman



REAL ESTATE OPPORTUNITIES, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 4, 2001

Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of REAL ESTATE OPPORTUNITIES, INC., a Colorado corporation (the "Company") will be held on Tuesday, December 4, 2001 at 10:00 a.m., local time, at our offices, 3225 East 2nd Avenue, Denver, Colorado 80206 for the following purposes:

1. To consider and vote upon a proposal to amend the Company's
Articles of Incorporation to change the name of the Company to "PocketSpec Technologies Inc."

2. To amend the Articles of Incorporation to increase the number of authorized Common Shares to 50,000,000.

3. To re-elect four members to the Board of Directors of Company.

4. To ratify the selection of Cordovano and Harvey, P.C. as the Company's independent accountants for the fiscal year ending January 31, 2002.

5. To consider and vote upon such other matters as may properly be presented for action at the meeting or any adjournment of the meeting.

All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on October 19, 2001 will be entitled to vote. Every vote is important. All shareholders of the Company, without regard to whether they expect to attend the Special Meeting in person, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope. Prior to the actual voting of a proxy, IT MAY BE REVOKED by the person executing such proxy at any time prior to its exercise, by delivering written notice of revocation to the Company's Secretary, by delivering a duly executed proxy bearing a later date or BY VOTING IN PERSON AT THE SPECIAL MEETING.

By Order of the Board of Directors,


/S/ F. JEFFREY KRUPKA
F. Jeffrey Krupka, Chairman

YOUR VOTE IS IMPORTANT

SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICE AS TO EACH OF THE MATTERS TO BE ACTED UPON, AND TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. YOUR PROMPT RETURN OF THE PROXY WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION.


REAL ESTATE OPPORTUNITIES, INC.
3225 East 2nd Avenue
Denver, Colorado 80206

___________________

PROXY STATEMENT
___________________

SPECIAL MEETING OF SHAREHOLDERS
OF
REAL ESTATE OPPORTUNITIES, INC.

TO BE HELD DECEMBER 4, 2001


The enclosed Proxy is solicited by and on behalf of the Board of Directors of Real Estate Opportunities, Inc. for use at the Special Meeting of Shareholders to be held at 10:00 a.m., local time, on Tuesday, December 4, 2001, at our offices, 3225 East 2nd Avenue,
Denver, Colorado 80206. References in this document to "us," "we," or "the Company" refer to Real Estate Opportunities, Inc., its predecessor and its subsidiaries.

This Proxy Statement and the accompanying Form of Proxy will be mailed to registered holders of our Common Stock on October 19, 2001.
Some of our officers and regular employees, without additional compensation, may solicit proxies personally or by telephone, if necessary or desirable.

Shareholders who execute Proxies for the Special Meeting may revoke their Proxies at any time prior to their exercise, by delivering written notice of revocation to our Secretary, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person.

If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions contained in such Proxy. Executed Proxies that contain no instructions will be voted: (1) FOR approval of an amendment to our Articles of Incorporation to change our name to "PocketSpec Technologies Inc."; (2) FOR an amendment to our Articles of Incorporation to increase our authorized common shares to 50,000,000 shares; (3) FOR the re-election of four directors to our Board of Directors; (4) FOR ratification of the selection of Cordovano and Harvey, P.C. as our independent accountants for the fiscal year ending January 31, 2002; and, (5) in the discretion of the person or persons voting the Proxy on behalf of our Board of Directors with respect to such other matters as may properly come before the meeting.

The cost of the Special Meeting, including the cost of preparing and mailing this Proxy Statement, will be borne by us.

VOTING RIGHTS AND VOTE REQUIRED

Only shareholders of record at the close of business on October 19, 2001 will be entitled to vote at the Special Meeting. As of October 19, 2001, there were 9,910,718 shares of our Common Stock and no shares of our Preferred Stock issued and outstanding. Each issued share of our Common Stock entitles its record owner to one vote on each matter to be voted upon at the Special Meeting.

The presence in person or by proxy of the holders of one-third of our issued and outstanding capital stock which are entitled to be voted at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting. If a quorum is present, ratification and approval of any and all amendments to our Articles of Incorporation will require the affirmative vote of a majority of our issued and outstanding shares. Otherwise, a majority of the shares represented at the meeting will be required for each remaining issue to be voted upon at the Special Meeting.

PRINCIPAL HOLDERS OF VOTING SECURITIES

Information as to the name, address and holdings of each person known by us to be the beneficial owner of more than 5% of our common stock as of October 19, 2001, is set forth below. Beneficial ownership of common stock has been determined for purposes of this table according to Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934. Under this rule, a person is, in general, deemed to be the beneficial owner of a security if the person has or shares voting power or investment power of such security or has the right to acquire beneficial ownership of the security within sixty (60) days.

As of October 19, 2001, we had a total of 9,910,718 shares issued and outstanding.

NAME AND ADDRESS		AMOUNT AND NATURE OF		PERCENT
OF BENEFICIAL OWNER	BENEFICIAL OWNERSHIP (1)(2)	CLASS

F. Jeffrey Krupka(3)(4)			3,592,733		36.3%
3225 East 2nd Ave
Denver, Colorado 80206

Cynthia Kettl				    8,925		 0.1%
3225 East 2nd Ave
Denver, Colorado 80206

Arthur W. Zarlengo Rev. Trust		  681,927		 6.9%
621 17th Street
Suite 911
Denver, Colorado 80202

Marlene M. Roben Trust			  719,295		 7.3%
3961 S. Narcissus Way
Denver, Colorado 80237

Janet Brophy (4)				  170,745		 1.7%
6195 South Akron Way
Greenwood Village, Colorado 80111

Roger Hutchison				   30,000		 0.3%
7385 Bush Lake Road
Edina, Minnesota 55439

All Officers and Directors as a Group 3,802,403		38.4%
3225 East 2nd Ave
(four persons)

(1) All ownership is beneficial and on record, unless indicated otherwise.

(2) Beneficial owners listed above have sole voting and investment power with respect to the shares shown, unless otherwise indicated.

(3) Includes shares owned of record by Platinum Financial Fund, LLC. Mr. Krupka and his wife own 100% of the entity which owns 51% of Platinum Financial Fund, LLC. Mr. Krupka is also the Manager of Platinum Financial Fund, LLC. Includes shares owned of record by B7 Brand, LLC, Asset Realization, Inc., and Color-Spec Technologies, which are entities controlled by Mr. Krupka. Includes 9,256 shares owned jointly by Mr. Krupka and Ms. Brophy, but does not include shares owned by the Krupka-Murr Gift and Education Foundation, for which Mr. Krupka disclaims beneficial ownership. Does not include any shares owned by Mr. Krupka's parents or children, for which he disclaims any beneficial ownership.

(4) Janet Brophy is the wife of F. Jeffrey Krupka. Mr. Krupka disclaims beneficial ownership of her shares, except for 9,256 shares, which are jointly owned with her and included in her total. Does not include shares owned by Ms. Brophy's children, for which she disclaims beneficial ownership.

CHANGE OF THE NAME OF THE COMPANY

We want to change our name to PocketSpec Technologies Inc. We have changed the focus of our operations and have acquired an exclusive license to manufacture and to sell the "PocketSpec." We believe that the name change will better emphasize the relationship to our operational entities. This resolution requires the affirmative vote of a majority of the issued and outstanding shares. The Board of Directors recommends that shareholders vote FOR the resolution.

INCREASE IN AUTHORIZED COMMON SHARES

We propose to amend our Articles of Incorporation to authorize the issuance of up to 50,000,000 Common Shares, all with $0.001 par value.

The present Articles of Incorporation of the Company only provide for the issuance of up to 10,000,000 Common Shares. No specific classes or preferences of the Common Shares are authorized nor are any contemplated by this proposed amendment. All newly authorized Common Shares will be of the same class as the present Common Shares. This Amendment will have no effect on the number of authorized Preferred Shares, which will remain the same under our Articles of Incorporation.

The issuance of these Common Shares could be used as an anti-takeover measure and could have the effect of preventing those who will not control us from mounting an effort to do so. Although the issuance of Common Shares could be used for this purpose, this is not our intention in proposing the authorization of Common Shares.

We have no plans to issue additional shares at this time. At the present time, our primary purpose to authorize the increase in the number of Common Shares is to have additional securities for equity offerings or acquisitions. As we expand, there will be need for additional capital, and management believes that it is our best interests and that of our shareholders to have the option to issue additional Common Shares as an added avenue to raise capital. We believe that we will have an ongoing need for additional capital and want to have as much flexibility as possible in creating programs for raising such capital. Our management believes that the additional Common Shares will be an important step in developing that flexibility.

In addition, we would have common shares available for potential acquisitions. This resolution requires the affirmative vote of a majority of the issued and outstanding shares. The Board of Directors recommends that shareholders vote FOR the resolution.

ELECTION OF DIRECTORS

At the present time, our Board of Directors consists of four members, each of whom are nominees for re-election to the Board of Directors at the Special Meeting.

If elected, each nominee for the Board of Directors will serve until the next annual meeting of shareholders or until his or her successor has been duly elected and qualified, unless for some reason he or she should resign or be removed prior to such time.

A shareholder using the enclosed form of Proxy may vote for all or any of the nominees for election as directors set forth on the Proxy, or withhold voting authority for all or any of such nominees. In the event any nominee shall be unable or unwilling to serve as a director, proxies will be voted for such substitute nominees, if any, as shall be designated by the Board of Directors. Our management has no reason to believe that any nominee will be unable or unwilling to serve as a director. Mr. Krupka and Ms. Brophy are husband and wife.

The following table sets forth the name and age of each nominee, the year in which he or she became a director and his or her current position with us. Each of the nominees appearing below is presently serving as a director.

NAME			AGE		YEAR BECAME		 POSITION
  					DIRECTOR		IN COMPANY

F. Jeffrey Krupka	 46			1999		 President,
								Director &
								Chairman of
 								The Board

Cynthia Kettl	 54			2000		Treasurer &
  								Director

Janet Brophy	 47			2001		Secretary &
  								Director

Roger Hutchison	 50			2001		  Director

The following descriptions set forth a brief account of the business experience of each of the nominees for director of the Company:

F. JEFFREY KRUPKA. F. Jeffrey Krupka, age 46, serves as President and Chairman of the Board of Directors, positions he has held since September 13, 1999. After working as a real estate broker from 1975 through 1985, Mr. Krupka began his distinguished career in the financial services industry in 1986 when he established Krupka and Associates, a sole proprietorship engaged in the purchase of loans. Mr. Krupka has substantial experience in secured financing of real estate. He owns Krupka and Associates, LLC, a private investing firm and serves as Manager of Platinum Financial Fund, LLC, a specialized investing firm.

CYNTHIA KETTL.  Cynthia Kettl, age 54, serves as Secretary,
Treasurer and a Director. Ms. Kettl has served as Treasurer since September 13, 1999. She was appointed as Secretary of the Company on April 4, 2000. Ms. Kettl has over 20 years experience in the accounting field, with particular emphasis on budget analysis, cost accounting and financial analysis. She has work experience in the manufacturing, cable television and service industries. Ms. Kettl obtained an Associates Degree from Front Range Community College in 1977, a Bachelor of Science Degree in Business Management from Metropolitan State College in 1981, and a Bachelor of Science Degree in Accounting from Metropolitan State College in 1998.

JANET BROPHY. Ms. Brophy has been our Secretary and one of our Directors since May 2001. From 1988 to 1998, she was involved in the off-site management of apartment buildings in the Denver, Colorado area and other real estate activities. She was a homemaker from 1998 until she joined us in 2001. She has been involved in real estate oriented businesses since 1978. Ms. Brophy attended Arizona State University.

ROGER S. HUTCHISON. Mr. Hutchison has been one of our Directors since October, 2001. For the past thirteen years, he has been President and Chief Executive officer of CD-Rom, Inc. and CD-Rom USA, Inc., which are private companies in the business of developing electronic products for the computer industry. He has a PhD in Advanced Materials and Telecommunications from the Colorado School of Mines. He has an MA in Engineering and Economics and a BS in Psychology with minors in Mechanical and Civil Engineering from the University of Maine.

We do not have any audit, nominating or compensation committees of our Board of Directors, or committees performing similar functions. In the last fiscal year, we had two Board of Directors meetings. All Directors attended every Board meeting.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934.

Section 16(a) of the Securities Exchange Act of 1934 (the "34 Act") requires Our officers and directors and persons owning more than ten percent of the our Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Additionally, Item 405 of Regulation S-B under the 34 Act requires us to identify in its Form 10-KSB and proxy statement those individuals for whom one of the above referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. Given these requirements, we have the following report to make under this section. No filings were required by our Officers or Directors.

EXECUTIVE COMPENSATION

None of our executive officers received any compensation during the fiscal Years ended January 31, 1999, 2000, or 2001, except for Ms. Kettl, whose Compensation is shown in our "Certain Relationships and Related Transactions" Section. Our date of inception is May 15, 1998. We have granted no shares of our capital stock as additional compensation to our executive officers and have no plans to do so.

We do not pay members of our Board of Directors any fees for attendance or similar remuneration, but reimburse them for any out-of-pocket expenses incurred by them in connection with our business.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Our business office is located at 3225 East 2nd Ave., Denver, Colorado 80206. We began paying $300 per month in rent in September, 1999 for this office space, which is occupied by our President, F. Jeffrey Krupka, under a month-to-month lease. We paid $13,650 for the fiscal year ended January 31, 2001.

We purchase accounting services from Ms. Kettl, our Secretary-Treasurer at the rate of $200 per month, beginning in September, 1999. We paid her $2,400 for the fiscal year ended January 31, 2001.

On January 20, 2000, Platinum Financial Fund, LLC., a company controlled by Mr. Krupka, our President, sold us a twenty-six percent interest in the one-third interest which it owned in a commercial property in Denver, Colorado, which we are now developing into office condominiums. We acquired this interest in the property for $25,674 in cash and 50,000 of our common shares, which we valued at $7,500. In March, 2000, we acquired an additional five percent from an unrelated party in exchange for 36,665 of our common shares, which we valued at $5,499.50. In April, 2000, we acquired an additional ten percent in Platinum Financial Fund, LLC.'s interest for $27,600 in cash, bringing our total interest in Platinum Financial Fund, LLC.'s interest to forty-one percent as of April 30, 2000. Platinum Financial Fund, LLC. Pursued a quiet title action on the property on our behalf. As a result, on December 16, 2000, title to the property was transferred to us. The total investment in the property is $175,140. Platinum Financial Fund, LLC. retains no interest.

On February 3, 2000, we purchased development land in Firestone,Colorado from the Krupka-Brophy Profit Sharing Plan, which is under the control and for the benefit of Mr. Krupka and his wife, Janet Brophy. We paid $65,000 in cash and assumed certain mortgage notes for a total of approximately $690,000, payable to the Krupka-Brophy Profit Sharing Plan and to Asset Realization, Inc., another company controlled by Mr. Krupka. The Krupka-Brophy Profit Sharing Plan forgave principal payments on the notes of approximately $70,000 for the fiscal year ended January 31, 2001.

On February 3, 2000, we acquired the right to the proceeds from the sale of 3,888 shares of American Tire Corporation common stock from Platinum Financial Fund, LLC. for $11,480 in cash. On February 18, 2000, we acquired the additional rights to the proceeds from the sale of 80,000 shares of American Tire Corporation from Platinum Financial Fund, LLC. for $15,000 in cash and 1,500,000 of our common stock.

On March 8, 2000, Platinum Financial Fund, LLC. sold us a promissory note for $14,430 in cash, 100,000 of our common shares, and the assumption of three debt obligations payable totaling $59,289. The promissory note was collateralized by real property and was in default when we acquired it. We have since sold the property which collateralized the promissory note.

On November 2, 2000, we purchased development land in Frederick, Colorado from the Krupka-Brophy Profit Sharing Plan. We paid $15,000 in cash and assumed certain mortgage notes for a total of approximately $600,000, payable to the Krupka-Brophy Profit Sharing Plan and to unrelated third parties.

This resolution requires the affirmative vote of a majority of a quorum of shares eligible to vote at the Special Meeting. The Board of Directors recommends that shareholders vote FOR the resolution.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We have appointed independent public accountants Cordovano and Harvey, P.C., CPA's for the fiscal year ended January 31, 2002. This appointment will be submitted to the shareholders for ratification at the Meeting.

The submission of the appointment of Cordovano and Harvey, P.C., CPA's is not required by law or the bylaws of the Company. The Board of Directors is nevertheless submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors. To be adopted, the resolution requires the affirmative vote of a majority of the shares voting at the meeting. The Board of Directors recommends a vote FOR the resolution.

ACCOUNTANT'S FEES

Cordovano and Harvey, P.C., CPA's billed us the following fees for the fiscal Year ended January 31, 2001:

	Audit Fees: 				$17,324.20

	Financial Information Systems
	Design and Implementation Fees:	$-0-

	All Other Fees: 				$-0-

Our Board of Directors has determined that Cordovano and Harvey, P.C., CPA's provision for non-audit services is compatible with maintaining Cordovano and Harvey, P.C., CPA's independence.

OTHER MATTERS

As of the date of this Proxy Statement, our Management has no knowledge of any business, other than previously described herein, which should be presented for consideration at the meeting. In the event that any other business is presented at the meeting, it is intended that the persons named in the enclosed Proxy will have authority to vote such Proxy in accordance with their best judgment on such business.

SOLICITATION OF PROXIES

The cost of solicitation will be borne by us. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitation by mail, our directors, officers, and regular employees may solicit Proxies personally or by telegraph or telephone, without additional compensation.

NOTICE TO BANKS, BROKERS/DEALERS, VOTING TRUSTEES, AND THEIR NOMINEES

Please advise us, in care of our corporate address, whether any other persons are the beneficial owners of the shares of common stock for which Proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.

By Order of the Board of Directors,




/S/ F. JEFFREY KRUPKA
F. Jeffrey Krupka, Chairman

Denver, Colorado
November 2, 2001



SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, TO WHICH POSTAGE HAS BEEN AFFIXED. YOUR PROMPT RETURN OF THE PROXY WILL HELP ASSURE A QUORUM AT THE MEETING AND TO AVOID ADDITIONAL COMPANY EXPENSES FOR SOLICITATION.




SPECIAL MEETING OF SHAREHOLDERS
OF
REAL ESTATE OPPORTUNITIES, INC.

TO BE HELD DECEMBER 2, 2001

_________

PROXY
_________


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

KNOW ALL MEN BY THESE PRESENTS: that the undersigned shareholder of
REAL ESTATE OPPORTUNITIES, INC. hereby constitutes and appoints F. Jeffrey Krupka, Janet Brophy, and Cynthia Kettl or either of them, as attorneys and proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated below, all of the Common Shares of REAL ESTATE OPPORTUNITIES, INC. (the "Company"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held on December 4, 2001, and at any and all adjournments of such meeting, with respect to the matters set forth below and described in the Notice of Special Meeting dated October 19, 2001 and accompanying Proxy Statement, receipt of which is acknowledged.

To approve an amendment to the Articles of Incorporation to change the name of the Company to "PocketSpec Technologies Inc."

FOR			AGAINST			ABSTAIN

1. To approve an amendment to the Articles of Incorporation to increase the authorized common shares to 50,000,000 shares.

FOR			AGAINST			ABSTAIN


3.  Election of Directors: (Four directors to be elected)

F. Jeffrey Krupka	FOR		AGAINST		ABSTAIN

Cynthia Kettl	FOR		AGAINST		ABSTAIN

Janet Brophy	FOR		AGAINST		ABSTAIN

Roger Hutchison	FOR		AGAINST		AGSTAIN

4. To ratify the selection of Cordovano and Harvey, P.C. as the Company's independent accountants for the fiscal year ending January 31,2002.

FOR			AGAINST			ABSTAIN

5. In their discretion, the persons appointed as proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments of the Special Meeting.


FOR			AGAINST			ABSTAIN

This proxy, when properly executed, will be voted in the manner directed above by the undersigned shareholders. IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS, AND THE PERSONS NAMED AS PROXIES WILL EXERCISE THEIR DISCRETION WITH RESPECT TO ACTION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS.

Please mark, date, and sign exactly as you name appears on your share certificate representing shares of common stock of the Company. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title or capacity. If a corporation, please type the full corporate name and sign by the president or other authorized officer. If a partnership, please type the full partnership name and sign by an authorized person.

Dated:______________		__________________________________
						Signature



Dated:______________		__________________________________
					Signature if held jointly


Number of Shares Owned: ________________________

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